UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): October 28, 2023

NextPlay Technologies, Inc.

(Exact name of Registrant as specified in its charter)

Nevada	001-38402	26-3509845
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1560 Sawgrass Corporate Parkway, 4th Floor, Sunrise, Florida	33323
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (954) 888-9779

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	NXTP	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

Material Financing Agreement Signed

Financing:

On October 28th, 2023, the company executed a convertible loan agreement (“NextBank Convert”) with an investor for proceed of US $2.0 billion. The loan is convertible only into common shares of Nextbank International, Inc., (“NextBank”) the Company’s 100% owned banking subsidiary, at a conversion price that that would value NextBank at US $65 million. Conversion is subject to approval of NextBank’s Regulator. There is no assurance that the deal shall close successfully. The NextBank Convert will be secured by NextBank shares only and shall not be secured by shares of any other of the Company’s subsidiaries or affiliates, assets or liabilities. The investor has also signed a breakup of US $2.0 million should the Investors fail to fund.

Forward Looking Statement.

The Company cautions you that statements included in this Current Report on Form 8-K (this “Report”) that are not a description of historical facts are forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negatives of these terms or other similar expressions. These statements are based on the Company’s current beliefs and expectations. These forward-looking statements include statements regarding the Company’s ability to regain and maintain compliance with the listing standards of Nasdaq. The inclusion of forward-looking statements should not be regarded as a representation by the Company that any of its plans will be achieved. Actual results may differ from those set forth in this Report due to the risks and uncertainties inherent in the Company’s business. These forward-looking statements, including the Company’s ability to complete the financing are based on information currently available to the Company and its current plans or expectations and are subject to a number of uncertainties and risks that could significantly affect its current plans to file periodic reports with the Commission. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, and the Company undertakes No obligation to revise or update this Report to reflect events or circumstances after the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement. This caution is made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXTPLAY TECHNOLOGIES, INC.

Date: January 22, 2024	By:	/s/ Nithinan Boonyawattanapisut
		Name:	Nithinan Boonyawattanapisut
		Title:	Chief Executive Officer

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